MARCH 2021 siriuspt.com A TOP 20 STRONGLY CAPITALIZED AND WELL POSITIONED GLOBAL (RE)INSURER Top 20 Global (re)insurer per S&P Global’s 2020 Global Reinsurance Highlights;

DISCLAIMER For informational purposes only 2 Forward- Looking Statements We make statements in this presentation that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger between the Third Point Reinsurance Ltd. (“TPRE”) and Sirius International Insurance Group Ltd. (“SIIG”), including future financial and operating results, SiriusPoint Ltd.’s (“SiriusPoint”) plans, objectives, expectations, growth potential and intentions, the transition to a specialty reinsurer, expansion into higher margin business lines, improved profitability, improved risk adjusted returns and other statements that are not historical facts. The forward-looking statements are based on the current expectations of the management of SiriusPoint and speak only as of the date of this document and are subject to significant risks and uncertainties outside of our control. You can identify forward-looking statements by the use of forward-looking terminology such as "plan," "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "target," "continue," "could," "may," "might," "will," "possible," "potential," "predict," "should," "would," "seeks," "likely," and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: fluctuations in our results of operations; pandemic or other catastrophic event, such as the ongoing COVID-19 outbreak; unanticipated reactions of rating agencies in response to the merger of SIIG and TPRE or other events; the costs, expense and difficulties of the integration of the operations of TPRE and SIIG; loss and LAE reserves may be inadequate to cover SiriusPoint’s ultimate liability for losses and as a result its financial results could be adversely affected; SiriusPoint’s investment portfolio may suffer reduced returns or losses; adverse changes in interest rates, foreign currency exchange rates, equity markets, debt markets or market volatility could result in significant losses to SiriusPoint’s investment portfolio; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries' ability to pay dividends and other distributions to SiriusPoint; SiriusPoint’s significant deferred tax assets, which could become devalued if either SiriusPoint does not generate sufficient future taxable income or applicable corporate tax rates are reduced; lack of availability of capital; future strategic transactions such as acquisitions, dispositions, mergers or joint venture; technology breaches; SiriusPoint’s lack of control over the TP Fund and the allocation and performance of TP Fund’s investment portfolio; SiruisPoint’s dependence on Third Point LLC to implement TP Fund’s investment strategy; and Arcadian Risk Capital Ltd.’s ability to, and success at, writing the business indicated, its expansion plans and the Company’s ability to place quota share reinsurance on the portfolio. Discussions of additional risks and uncertainties are contained in SiriusPoint’s filings with the Securities and Exchange Commission (the “SEC”), including risks identified in SiriusPoint’s (f/k/a Third Point Reinsurance Ltd.) Annual Report on Form 10-K for the year ended December 31, 2020, and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the management of SiriusPoint prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Except as required by applicable law or regulation, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other circumstances after the date of this presentation. Non-GAAP Financial Measures This presentation may also contain non-GAAP financial information. SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Book value per share metrics are non-GAAP financial measures, and there are no comparable GAAP measures. We believe that long-term growth in book value per share is an important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

CONTENTS For informational purposes only 3 4 SIRIUSPOINT: A STRATEGIC RENEWAL 5 ACCOMPLISHED SENIOR MANAGEMENT TEAM 6 PROVEN MANAGEMENT TEAM WITH SHARED VALUES 12 SIRIUSPOINT LTD. CAPITAL INSTRUMENTS AS OF MARCH 1, 2021 13 SERIES A – ILLUSTRATIVE CONVERSION TO COMMON SHARES BASED UPON CURRENT INFORMATION 8 SIRIUS PLATFORM EXPANDS UNDERWRITING CAPABILITIES, GEOGRAPHIC FOOTPRINT AND PRODUCT OFFERINGS 9 ATTRACTIVE DIVERSIFIED SPECIALTY (RE)INSURANCE FRANCHISE WITH SIGNIFICANT GROWTH POTENTIAL 10 GROWING OUR BUSINESS AND CREATING VALUE 7 OVERVIEW OF SIRIUSPOINT: KEY HIGHLIGHTS 14 ESTIMATED PRO FORMA CAPITAL POSITION APPENDIX

SIRIUSPOINT: A STRONG GLOBAL (RE)INSURER For informational purposes only 4 STRATEGIC RENEWAL Third Point Reinsurance Ltd.’s (“TPRe”) merger with Sirius International Insurance Group, Ltd. (“Sirius”) has created a diversified company with an attractive business profile backed by a strong balance sheet Transformational transaction which has created a global, diversified (re) insurance franchise with presence across A&H, property, liability and specialty lines Enhanced scale and underwriting capabilities, well-positioned for profitable growth Reconstituted strategic partnership with Third Point LLC, with the continuation of strong investment returns Strong capitalization with further ability to reposition risk profile Proven management team with focus on underwriting profitability CMIH, previously Sirius’ majority shareholder, owns 34% of SiriusPoint, with a 9.9% voting cap1 Note: 1 Does not include potential impact of dilutive instruments.

ACCOMPLISHED SENIOR MANAGEMENT TEAM For informational purposes only 5 Sid Sankaran Chief Executive Officer and Chairman David Junius Chief Financial Officer Monica Cramér Manhem President, International Reinsurance David Govrin Global Chief Underwriting Officer and President, Americas Reinsurance Rachael Dugan General Counsel Vievette Henry Chief People Officer Ming Zhang Chief Investment Officer Dan Malloy President, Global Distribution and Head of Runoff Steve Fass Vice Chairman Prashanth Gangu Chief Operating Officer and President, Insurance and Services

STRONG BOARD AND GLOBAL UNDERWRITING TALENT For informational purposes only 6 The SiriusPoint Board is comprised of individuals with deep industry and business experience, including two new appointments which were announced upon the closing of the merger. • Franklin (Tad) Montross, the former Chairman and Chief Executive Officer of General Reinsurance, who brings 43 years of experience in the (re)insurance industry to the SiriusPoint board • Sharon M. Ludlow, a seasoned C-suite executive and corporate director, with more than 25 years of experience in the Life and Health, and Property and Casualty re-insurance industries. During the course of her career, Ms. Ludlow served as President and CEO of the Canadian operations of Swiss Re and as President of Aviva Insurance Company of Canada Significant global underwriting talent: • Nick Campbell, Global Head of Specialty • Patrick Chamberland, EVP International Reinsurance • Stuart Liddell, Global President of Accident & Health • Jan Onselius, Chief Underwriting Officer, International Reinsurance • Ian Sawyer, Global Head of Casualty • Warren Trace, Head of US and Canada • Tim Mardon, Global Head of Property Reinsurance1 Note 1. Expected to join SiriusPoint in Q2 2021, subject to Bermuda immigration approval.

A- AM Best A- S&P A- Fitch Financial strength ratings $3 Billion Total GAAP capital1 $6 Billion Total investments & cash $2 .3 Billion Gross premiums written Clients in nearly 150 countries 8,000 Treaties & Accounts 20 Global underwriting & Top 20 Global (re)insurer2 1,000 Employees (including MGUs)3 OVERVIEW OF SIRIUSPOINT: KEY HIGHLIGHTS For informational purposes only 7 Note: Proforma data as of December 31, 2020 unless noted otherwise; 1 Total GAAP capital includes common and preferred equity, and debt; 2 Top 20 Global (re)insurer per S&P Global’s 2020 Global Reinsurance Highlights; 3 International Medical Group and ArmadaCorp Capital

SIRIUS PLATFORM EXPANDS UNDERWRITING CAPABILITIES, GEOGRAPHIC FOOTPRINT AND PRODUCT OFFERINGS

(Re)insurance franchise

- Long-standing relationships and track record of underwriting profitability
- Diverse businesses, scalable with larger underwriting platform

US specialty business growth

- Proven teams
- Data-enabled small-commercial business

Accident & Health vertical platform

- Decades of market leadership and performance
- Two in-house MGUs
- Sticky relationships with MGUs that are profit-aligned with SiriusPoint
- Unique opportunities for growth

Global Solutions and Run-off

- Strong market presence with attractive long-term IRR


TORONTO
NEW YORK, NY
INDIANAPOLIS, IN
GLASTONBURY, CT
BERWYN, PA
BALTIMORE, MD
BERMUDA
SAN FRANCISCO, CA
MIAMI, FL
STOCKHOLM
LONDON
CARDIFF
HAMBURG
LIÈGE
ZURICH
HONG KONG
LABUAN
SINGAPORE
SIRIUS EXPANDS:
UNDERWRITING CAPABILITIES
GEOGRAPHIC FOOTPRINT
PRODUCT OFFERINGS

For informational purposes only 8

ATTRACTIVE DIVERSIFIED SPECIALTY (RE)INSURANCE FRANCHISE WITH SIGNIFICANT GROWTH POTENTIAL

Proforma SiriusPoint 2020 GPW



35%
Property
38%
Specialty
23%
Accident
& Health
4%
Runoff

$2.3bn



77%
23%
Reinsurance
Insurance

Diversified investment portfolio managed in partnership with Third Point LLC providing strong investment returns

Third Point LLC will be a strategic partner to SiriusPoint on portfolio allocation, will manage assets directly under the direction of SiriusPoint where they have a competitive advantage, and will likely utilize sub-advisors to manage the majority of the portfolio.

Approximately three-quarters of SiriusPoint's portfolio are invested in fixed income and very high credit collateral holdings with the balance in Third Point LLC funds and alternatives – an asset allocation in the range of peer companies.

Proforma SiriusPoint 2020



Fixed income
& collateral[1]
78%
22%
TP fund & alternatives

Total investments and cash: $6.7bn

Note: [1] Includes cash and cash equivalents (incl. restricted cash).

For informational purposes only 9

Transitioning to a Specialty (Re)insurer Attracting experienced talent Expanding into higher margin business lines Improving profitability Capital markets expertise to drive value via strategic partnerships Best-in-class investment manager Designed to deliver attractive risk adjusted returns VISION: TO GROW OUR BUSINESS, CREATE VALUE AND POSITIVELY IMPACT A CHANGING WORLD BY BEING THE MOST ADAPTIVE (RE)INSURER IN THE MARKET GROWING OUR BUSINESS AND CREATING VALUE For informational purposes only 10

PRESENTATION TITLE OES HERE APPENDIX 11For informational purposes only

SIRIUSPOINT LTD. ISSUED CAPITAL INSTRUMENTS

as of March 1, 2021

Instrument	Number Outstanding (mm)	Face Amount (mm)	Maturity	Rating	Listing	Notes
Basic common shares	157[1]	-	-	-	NYSE - ticker **SPNT**	CM Bermuda currently holds 34% of common shares with 9.9% voting cap. Lock ups expire: 1/3rd October 9, 2021, 1/3rd February 26, 2022, and 1/3rd May 22, 2022.
Contingent Value Rights	5	-	2/26/2023	-	OTCQX listing in progress	$13.73 minus VWAP*0.743 per share to be paid out in cash at 2nd anniversary of transaction
Upside Rights	-	Shares equal to $100	2/26/2022	-	-	$100mm if SPNT trades >$20 for any 30 trading day period before February 26, 2022
Warrants	21	-	2/26/2026	-	Pink sheet listing in progress	$11 strike price[2]
Preference shares - Series A	12	-	2/26/2024	-	-	Current estimated COVID adjustment >$100mm[3]
Preference shares - Series B	-	$200	perpetual NC5	TBA	-	8% coupon
SEK-denominated sub debt	-	SEK 2,750	2047	BB+ (S&P, Fitch)	Irish Stock Exchange	STIBOR + 4% coupon
Sirius senior debt	-	$400	2026	BBB (S&P), BBB- (Fitch)	Bermuda Stock Exchange	4.6% coupon
TPRe senior debt	-	$115	2025	BBB- (AMB)	NYSE	7% coupon

Notes: 1. Excludes unvested restricted shares. 2. In relation only to the warrants issued as consideration. 3. See slide 12 for illustrative calculation.

Summary terms only presented here. For the full terms and conditions of each of the above securities, please see SiriusPoint's final joint proxy statement / prospectus, filed on October 23, 2020, and our other SEC filings, which can be found in the Investor Relations section of www.siriuspt.com. For the full terms and conditions of Sirius Group's sub-debt and senior-debt, please see Sirius Group's historical SEC filings.

For informational purposes only 12

SERIES A PREFERENCE SHARES – ILLUSTRATIVE CONVERSION TO COMMON SHARES BASED ON CURRENT INFORMATION

($mm, except share amounts)	Reference Amount	12/31/2020	Change	
Sirius Group COVID Losses	$150	$298	$148	
TPRe COVID Losses	$51.1	$65.6	$14.5	
Sirius Group COVID Losses less TPRe COVID Losses			$134	(a)
Maximum COVID Adjustment Amount			$100	(b)
Excess Loss Amount - Lesser of (a) or (b)			$100	(c)
Series A preference shares Before Forfeiture from COVID Movement (millions of shares)			11.72	(d)
30-day VWAP for period ending 2/25/2021			$10.10	(e)
Series A preference shares subject to forfeiture based on current estimate (millions of shares)			9.90	(f) = (c) / (e)
Current estimate of Series A preference shares to convert into common assuming no change in future stock price (millions of shares)			1.82	= (d) - (f)

Notes: For illustrative purposes only; actual determination to be made based on third anniversary date. For the full terms and conditions of the Series A Preference Shares, please see SiriusPoint's final proxy statement/prospectus filed on October 23, 2020 and our other SEC filings. The amounts reflected in the table above are estimated for purposes of this presentation and have not been audited or reviewed by an independent registered public accounting firm or any actuarial firm. The amounts remain subject to change over the three-year measurement period and could change significantly from the amounts presented above.

For informational purposes only 13

For information purposes only ESTIMATED PRO FORMA CAPITAL POSITION Estimated Pro Forma Capital Position 1 $ Range (bn) Tangible common shareholders’ equity 2.0 - 2.2 Common shareholders’ equity 2.2 - 2.5 Debt and preferred equity 1.1 Total capital 3.2 – 3.6 Estimated Pro Forma Common and Diluted Shares Outstanding Range (mm) TPRe Basic Shares outstanding at 12/31/20 93 Shares issued as part of the acquisition of Sirius Group 2 64 Pro forma Basic Shares outstanding at 12/31/20 3 157 Pro forma Diluted Shares outstanding at 12/31/20 4 163 – 167 Estimated Pro Forma Book Value Per Share Metrics 5 $ Range Basic Book Value Per Share 13.75 - 16.00 Tangible Book Value Per Share 12.75 - 14.00 Diluted Basic Book Value Per Share 13.30 - 15.50 Diluted Tangible Book Value Per Share 12.30 - 13.50 14 Notes: 1. Reflect preliminary estimates of pro forma capital position of SiriusPoint Ltd., as if the transaction had closed on December 31, 2020. The estimates reflect a range of preliminary estimates of purchase accounting impacts, including valuation of acquired intangible assets and thus may not ultimately reflect the pro forma financial statements to be filed with the SEC at a later date. 2. Includes shares issued to a fund associated with Third Point LLC as part of previously disclosed Equity Commitment Letter. 3. Excludes unvested restricted shares. 4. Range of diluted shares dependent on ultimate valuations of certain securities issued as part of the merger consideration as determined in purchase accounting. 5. Non-GAAP financial measures The amounts reflected in the table above are estimated for purposes of this presentation and have not been audited or reviewed by an independent registered public accounting firm or any actuarial firm. For informational purposes only

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